UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

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                             NASHUA CORPORATION
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              (Name of Registrant as Specified In Its Charter)

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                     [Letterhead of Nashua Corporation]


VIA FACSIMILE

April 18, 2000

Mr. Mark E. Schwarz
The Newcastle Partners' Value Realization
  Committee
c/o Newcastle Partners, L.P.
4514 Cole Avenue, Suite 600
Dallas, TX  75205


Dear Mr. Schwarz:

For the reasons set forth in our separate press release, attached hereto, Nashua Corporation's Board of Directors has determined your proposals in your letter to me dated April 15, 2000 are unacceptable. As publicly announced yesterday, Nashua completed the Rittenhouse transaction.

Very truly yours,

/s/ Gerald G. Garbacz